Related Party Transactions and Balances	12 Months Ended
Jun. 30, 2022
Related Party Transactions [Abstract]
RELATED PARTY TRANSACTIONS AND BALANCES
14.	RELATED PARTY TRANSACTIONS AND BALANCES

In August 2021, the Company lent USDT of $1.3 million to Mr. Zhu Yi, who is legal representative of Hunan Yitai. The loan bore an interest rate of 1% with maturity date on May 29, 2023. As of June 30, 2022, the Company had a balance due from related party of $1,300,000.

During the year ended June 30, 2022, the Company made loans of $650,000 to Ms. Congying Liao, who is the legal representative of BTB Investment. The loan bore an interest rate of 2.64% with maturity date on November 18, 2022. As of June 30, 2022, the Company had a balance due from the related party of $650,000.

As of June 30, 2021, the Company had no balances due from or due to related parties. For the years ended June 30, 2021 and 2020, the Company did not incur significant related party transactions.